Exhibit 32.1
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                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
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                       AS ADOPTED PURSUANT TO SECTION 906
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                        OF THE SARBANES-OXLEY ACT OF 2002
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In connection with the Annual Report of Signal-Hill  Corporation (the "Company")
on Form 10-KSB for the period ended September 30, 2004, as filed with the Securities and Exchange Commission on February 24, 2005 (the "Report"), I, Robert N. Snare, Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2) The information contained in the Report fairly presents, in all material respects, the Company's financial position and results of operations.


                                February 24, 2005


                                /s/ Robert N. Snare
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                                Robert N. Snare
                                Chief Executive Officer and President